Exhibit 99.1

Devon Energy and Coterra Energy to Combine, Creating a Premier Shale Operator

OKLAHOMA CITY & HOUSTON – February 2, 2026 – Devon Energy (“Devon”) (NYSE: DVN) and Coterra Energy (“Coterra”) (NYSE: CTRA) today announced the signing of a definitive agreement to merge in an all-stock transaction. The combination will create a leading large-cap shale operator with a high-quality asset base anchored by a premier position in the economic core of the Delaware Basin.

The combined company will be named Devon Energy and will be headquartered in Houston while maintaining a significant presence in Oklahoma City. The formation of this premier company is expected to unlock substantial value by leveraging each company’s core strengths and through the realization of $1 billion in annual pre-tax synergies. The realization of synergies, technology-driven capital efficiency gains and optimized capital allocation will drive near and long-term per share growth.

KEY HIGHLIGHTS

•	Transformative merger combines high-quality assets and complementary technical capabilities

•	Creates a scaled, large-cap E&P with leading inventory duration and durable free cash flow

•	Devon to be a leader in the Delaware Basin, with more than 10 years of high-quality inventory

•	$1.0 billion in identified pre-tax synergies projected to drive significant, annual free cash flow improvements

•	Integration of technology platforms expected to materially enhance capital efficiency

•	Accretive to key per-share financial measures, including free cash flow and net asset value

•	Committed to returning capital to shareholders through a planned quarterly dividend of $0.315 per share and a new share repurchase authorization exceeding $5 billion, both subject to Board approval

•	All-stock transaction enhances investment-grade financial strength and lowers future cost of capital

TRANSACTION DETAILS

Under the terms of the agreement, Coterra shareholders will receive a fixed exchange ratio of 0.70 share of Devon common stock for each share of Coterra common stock. Based on Devon’s closing price on January 30, 2026, the transaction implies a combined enterprise value of approximately $58 billion. Upon completion, Devon shareholders will own approximately 54 percent of the go-forward company and Coterra shareholders will own approximately 46 percent on a fully diluted basis.

The transaction, which was unanimously approved by the boards of directors of both companies, is expected to close in the second quarter of 2026, subject to regulatory approvals and customary closing conditions, including approvals by Devon and Coterra shareholders.

CEO COMMENTARY

“This transformative merger combines two companies with proud histories and cultures of operational excellence, creating a premier shale operator,” said Clay Gaspar, Devon’s President and CEO. “We’ve now built a diverse asset base of high-quality, long duration inventory to drive resilient value creation and returns for shareholders through cycles. Underpinned by our leading position in the best part of the Delaware Basin, and a deep set of complementary assets, we expect to capture annual pre-tax synergies of $1 billion. This will drive higher free cash flow and greater shareholder returns beyond what either company could achieve alone.”

Tom Jorden, Chairman, CEO, and President of Coterra said, “This combination enhances the Delaware and brings together two premier organizations with complementary cultures rooted in operational excellence, disciplined capital allocation, and data-driven decision-making focused on creating per share value. The combined company will offer best-in-class rock quality and inventory depth, supported by a balanced commodity mix, leading cost structure, and a conservative balance sheet. Devon Energy will be strongly positioned to deliver top-tier capital efficiency gains and consistent profitable per share growth through the commodity cycles.”

TRANSACTION BENEFITS

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Creates a premier large-cap shale operator – The merger will create one of the world’s leading shale producers, with pro forma third quarter 2025 production exceeding 1.6 million barrels of oil equivalent (Boe) per day, including over 550 thousand barrels of oil per day and 4.3 billion cubic feet of gas per day. The combined company’s portfolio will be anchored by world-class acreage in the Delaware Basin, complemented by a balanced and diversified product mix that positions the company to deliver a resilient free cash flow profile.

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Expands the Delaware, America’s premier basin – The combined company will be one of the largest producers in the Delaware Basin, with pro forma third quarter 2025 production of 863,000 Boe per day distributed across nearly 750,000 net acres in the core of the play. This franchise asset will account for more than 50 percent of the combined company’s total production and cash flow, underpinned by more than 10 years of top-tier inventory, including the largest amount of sub-$40 inventory in the industry.

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Delivers significant cost synergies – The company expects to achieve $1.0 billion in annual pre-tax merger synergies by year-end 2027. Synergies to be realized through an optimized capital program, operating margin improvements, and streamlined corporate costs. The all-stock structure of the transaction ensures shareholders of both Devon and Coterra will fully benefit from this value creation.

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Technology-focused leader – The combined AI capabilities of both organizations will establish an strong technology platform across subsurface, operations, and enterprise functions. AI-driven optimization will enhance capital efficiency, operational performance, and decision-making at scale.

•	Accretive to financial metrics – The transaction is expected to be accretive to all shareholders on key per-share financial measures, including free cash flow and net asset value.

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Accelerates shareholder returns – The company’s strong financial foundation combined with accretion from synergy capture will allow for the acceleration of cash returns to shareholders. Upon closing, the company plans to declare a quarterly dividend of $0.315 per share and establish a new share repurchase authorization in excess of $5 billion, both subject to Board approval.

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Maintains fortress balance sheet – Enhanced economies of scale and an investment-grade balance sheet are expected to lower the company’s future cost of capital. The company has one of the strongest capital structures in the sector, with an estimated pro forma net debt-to-EBITDAX ratio of 0.9x and $4.4 billion in total pro forma liquidity as of September 30, 2025.

GOVERNANCE AND LEADERSHIP

Following the merger, the board of directors will consist of 11 members, six directors from Devon and five from Coterra. Clay Gaspar will serve as President and CEO, and Tom Jorden will assume the role of Non-Executive Chairman of the Board. Devon will appoint the lead independent director. The CEO and executive leadership will be based in Houston with executive leadership comprised of talent from both Devon and Coterra.

ADVISORS

Evercore is serving as financial advisor, and Skadden, Arps, Slate, Meagher & Flom LLP is serving as legal advisor to Devon. Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC are serving as financial advisors to Coterra. Goldman Sachs & Co. LLC also provided a fairness opinion to Coterra. Gibson, Dunn & Crutcher LLP is serving as legal advisor to Coterra.

CONFERENCE CALL WEBCAST AND ADDITIONAL MATERIALS

Devon and Coterra will discuss this transaction today on a conference call and webcast at 7:30 a.m. Central Time (8:30 a.m. Eastern Time). Institutional investors and analysts are invited to participate in the call by dialing (833) 470-1428, or (646) 844-6383 for international calls using conference access code: 253774. Other interested parties, including individual investors, members of the media and employees of Devon and Coterra, are encouraged to participate via webcast. The webcast may be accessed from Devon’s home page at www.devonenergy.com or via Coterra’s website by navigating to the “Events & Presentations” page under the “Investors” section on www.coterra.com. The replay will be archived and available at the same location after the conclusion of the live event.

ABOUT THE COMPANIES

Devon Energy is a leading oil and gas producer in the U.S. with a diversified multi-basin portfolio headlined by a world-class acreage position in the Delaware Basin. Devon’s disciplined cash-return business model is designed to achieve strong returns, generate free cash flow and return capital to shareholders, while focusing on safe and sustainable operations.

Coterra is a premier exploration and production company based in Houston, Texas with focused operations in the Permian Basin, Marcellus Shale, and Anadarko Basin. We strive to be a leading energy producer, delivering sustainable returns through the efficient and responsible development of our diversified asset base. Learn more about us at www.coterra.com.

Devon Investor Contacts	Coterra Energy Investor Contacts
Chris Carr, 405-228-2496	Daniel Guffey, 281-589-4875
Wade Browne, 405-228-7240	Hannah Stuckey, 281-589-4983

Devon Media Contact	Coterra Energy Media Contact
Michelle Hindmarch, 405-552-7460	Stephen Flaherty, 281-589-4826

NON-GAAP DISCLOSURES

This press release includes non-GAAP (generally accepted accounting principles) financial measures. Such non-GAAP measures are not alternatives to GAAP measures, and you should not consider these non-GAAP measures in isolation or as a substitute for analysis of Devon’s or Coterra’s results as reported under GAAP. For additional disclosure regarding such non-GAAP measures, including reconciliations to their most directly comparable GAAP measure, please refer to Devon’s and Coterra’s public filings with the SEC. Although this press release contains certain forward looking non-GAAP measures, it is not practicable to reconcile, without unreasonable efforts, these forward-looking measures to the most comparable GAAP measures.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed merger (the “Proposed Transaction”) of Devon and Coterra, Devon will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 to register the shares of Devon’s common stock to be issued in connection with the Proposed Transaction. The registration statement will include a document that serves as a prospectus of Devon and a joint proxy statement of each of Devon and Coterra (the “joint proxy statement/prospectus”), and each party will file other documents regarding the Proposed Transaction with the SEC. INVESTORS AND SECURITY HOLDERS OF DEVON AND COTERRA ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT DEVON, COTERRA, THE PROPOSED TRANSACTION AND RELATED MATTERS. A definitive joint proxy statement/prospectus will be sent to stockholders of each of Devon and Coterra when it becomes available. Investors and security holders will be able to obtain copies of the registration statement and the joint proxy statement/prospectus and other documents containing important information about Devon and Coterra free of charge from the SEC’s website when it becomes available. The documents filed by Devon with the SEC may be obtained free of charge at Devon’s website at investors.devonenergy.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Devon by requesting them by mail at Devon, Attn. Investor Relations, 333 West Sheridan Ave, Oklahoma City, OK 73102. The documents filed by Coterra with the SEC may be obtained free of charge at Coterra’s website at investors.coterra.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Coterra by requesting them by mail at Coterra, Attn: Investor Relations, Three Memorial City Plaza, 840 Gessner Road, Suite 1400, Houston, Texas 77024.

PARTICIPANTS IN THE SOLICITATION

Devon, Coterra and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Devon’s and Coterra’s stockholders with respect to the Proposed Transaction. Information about Devon’s directors and executive officers is available in Devon’s Annual Report on Form 10-K for the 2024 fiscal year filed with the SEC on February 19, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001090012/000095017025022844/dvn-20241231.htm), and its definitive proxy statement for the 2025 annual meeting of shareholders filed with the SEC on April 23, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001090012/000110465925037545/tm252204-6_def14a.htm). Information about Coterra’s directors and executive officers is available in Coterra’s Annual Report on Form 10-K for the 2024 fiscal year filed with the SEC on February 25, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000858470/000085847025000075/cog-20241231.htm), and its definitive proxy statement for the 2025 annual meeting of shareholders filed with the SEC on March 20, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000858470/000110465925026126/tm2429648-2_def14a.htm). Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the registration statement, the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the Proposed Transaction when they become available. Stockholders, potential investors and other readers should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions.

NO OFFER OR SOLICITATION

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

FORWARD LOOKING STATEMENTS

This communication includes “forward-looking statements” as defined by the SEC. Such statements include those concerning strategic plans, Devon’s and Coterra’s expectations and objectives for future operations, as well as other future events or conditions, and are often identified by use of the words and phrases such as “expects,” “believes,” “will,” “would,” “could,” “continue,” “may,” “aims,” “likely to be,” “intends,” “forecasts,” “projections,” “estimates,” “plans,” “expectations,” “targets,” “opportunities,” “potential,” “anticipates,” “outlook” and other similar terminology. All statements, other than statements of historical facts, included in this communication that address activities, events or developments that Devon or Coterra expects, believes or anticipates will or may occur in the future are forward-looking statements. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond Devon’s and Coterra’s control. Consequently, actual future results could differ materially and adversely from Devon’s and Coterra’s expectations due to a number of factors, including, but not limited to, those, identified below. With respect to the Proposed Transaction between Devon and Coterra, these factors could include, but are not limited to: the risk that Devon or Coterra may be unable to obtain governmental and regulatory approvals required for the Proposed Transaction, or that required governmental and regulatory approvals may delay the Proposed Transaction or result in the imposition of conditions that could reduce the anticipated benefits from the Proposed Transaction or cause the parties to abandon the Proposed Transaction; the risk that a condition to closing of the Proposed Transaction may not be satisfied; the length of time necessary to consummate the Proposed Transaction, which may be longer than anticipated for various reasons; the risk that the businesses will not be integrated successfully; the risk that the cost savings, synergies and growth from the Proposed Transaction may not be fully realized or may take longer to realize than expected; the diversion of management time on transaction-related issues; the effect of future regulatory or legislative actions on the companies or the industries in which they operate; the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; potential liability resulting from pending or future litigation; changes in the general economic environment, or social or political conditions, that could affect the businesses; the potential impact of the announcement or consummation of the Proposed Transaction on relationships with customers, suppliers, competitors, business partners, management and other employees; the ability to hire and retain key personnel; reliance on and integration of information technology systems; the risks associated with assumptions the parties make in connection with the parties’ critical accounting estimates and legal proceedings; the volatility of oil, gas and natural gas liquids (NGL) prices, including from changes in trade relations and policies, such as the imposition of tariffs by the U.S., China or other countries; uncertainties inherent in estimating oil, gas and NGL reserves; the uncertainties, costs and risks involved in Devon’s and Coterra’s operations; natural disasters and epidemics; counterparty credit risks; risks relating to Devon’s and Coterra’s indebtedness; risks related to Devon’s and Coterra’s hedging activities; risks related to Devon’s and Coterra’s environmental, social and governance initiatives; claims, audits and other proceedings impacting the business of Devon or Coterra, including with respect to historic and legacy operations; governmental interventions in energy markets; competition for assets, materials, people and capital, which can be exacerbated by supply chain disruptions, including as a result of tariffs or other changes in trade policy; regulatory restrictions, compliance costs and other risks relating to governmental regulation, including with respect to federal lands, environmental matters and water disposal; cybersecurity risks; risks associated with artificial intelligence and other emerging technologies; Devon’s and Coterra’s limited control over third parties who operate some of their respective oil and gas properties and investments; midstream capacity constraints and potential interruptions in production, including from limits to the build out of midstream infrastructure; the extent to which insurance covers any losses Devon or Coterra may experience; risks related to shareholder activism; general domestic and international economic and political conditions; the impact of a prolonged federal, state or local government shutdown and threats not to increase the federal government’s debt limit; as well as changes in tax, environmental and other laws, including court rulings, applicable to Devon’s and Coterra’s respective businesses.

Additional information concerning other risk factors is also contained in Devon’s and Coterra’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other SEC filings.

Many of these risks, uncertainties and assumptions are beyond Devon’s or Coterra’s ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Nothing in this communication is intended, or is to be construed, as a profit forecast or to be interpreted to mean that earnings per share of Devon or Coterra for the current or any future financial years or those of the combined company, will necessarily match or exceed the historical published earnings per share of Devon or Coterra, as applicable. Neither Devon nor Coterra gives any assurance (1) that either Devon or Coterra will achieve their expectations, or (2) concerning any result or the timing thereof, in each case, with respect to the Proposed Transaction or any regulatory action, administrative proceedings, government investigations, litigation, warning letters, consent decree, cost reductions, business strategies, earnings or revenue trends or future financial results.

All subsequent written and oral forward-looking statements concerning Devon, Coterra, the Proposed Transaction, the combined company or other matters and attributable to Devon or Coterra or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Devon and Coterra do not undertake, and expressly disclaim, any duty to update or revise their respective forward-looking statements based on new information, future events or otherwise.